UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2014

SQUARE 1 FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36372	20-1872698
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

406 Blackwell Street, Suite 240, Durham, North Carolina	27701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 355-0468

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 2, 2014, Square 1 Financial, Inc. (the “Company”) announced that the underwriters for the recently completed initial public offering of the Company’s Class A common stock have exercised their over-allotment option to purchase an additional 867,167 shares of the Company’s Class A common stock. A copy of the Company’s press release, dated April 2, 2014, is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release, dated April 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARE 1 FINANCIAL, INC.

Date: April 4, 2014	By:	/s/ Patrick Oakes
Patrick Oakes
Executive Vice President and Chief Financial Officer